Exhibit 10.1

Execution Copy

SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 14, 2023, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), TOPGOLF CALLAWAY BRANDS CORP. (formerly known as Callaway Golf Company), a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew”), JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Wolfskin” and together with Parent, Callaway Sales, Callaway Operations, Ogio and travisMathew, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company incorporated under the laws of England (registered number 02756321) (“U.K. Borrower”), CALLAWAY GOLF EU B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and its registered office at Herikerbergweg 88, 1101 CM Amsterdam, the Netherlands, registered with the Chamber of Commerce (Kamer van Koophandel) under number 86392468 (the “Dutch Borrower” and together with the U.S. Borrowers, German Borrower, Canadian Borrower and U.K. Borrower, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.

RECITALS

A. Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

B. Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The following definitions are hereby added to Section 1.1 of the Loan Agreement in their respective alphabetical order:

Increased Commitment Amount $50,000,000.

Increased Commitment Period: the period commencing on February 15, 2023 and ending on the earlier to occur of (i) June 15, 2023 and (ii) the date on which the U.S. Revolver Commitments are terminated pursuant to Section 11.2.

(b) The definition of “Maximum Facility Amount” in Section 1.1 of the Loan Agreement is by hereby amended by inserting the following new sentence at the end thereof: “Notwithstanding the foregoing, during the Increased Commitment Period, the Maximum Facility Amount shall be automatically increased to $450,000,000, and upon the expiration of the Increased Commitment Period, the Maximum Facility Amount shall be automatically decreased to $400,000,000.”.

(c) The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

Maximum Canadian Facility Amount: on any date of determination, the lesser of (i) the Canadian Revolver Commitments on such date and (ii) $5,000,000 (or such greater or lesser amount after giving effect to any increases or reductions in the Commitments and/or Canadian Revolver Commitments pursuant to and in accordance with Section 2.1.4 from time to time); it being acknowledged and agreed that at no time can the aggregate of all Maximum Country Facility Amounts exceed the Maximum Facility Amount in effect at such time.

Maximum German Facility Amount: on any date of determination, the lesser of (i) the German Revolver Commitments on such date and (ii) $45,000,000 (or such greater or lesser amount after giving effect to any increases or reductions in the Commitments and/or German Revolver Commitments pursuant to and in accordance with Section 2.1.4 from time to time); it being acknowledged and agreed that at no time can the aggregate of all Maximum Country Facility Amounts exceed the Maximum Facility Amount in effect at such time.

Maximum U.K./Dutch Facility Amount: on any date of determination, the lesser of (i) the U.K./Dutch Revolver Commitments on such date and (ii) $10,000,000 (or such greater or lesser amount after giving effect to any increases or reductions in the Commitments and/or the U.K./Dutch Revolver Commitments pursuant to and in accordance with Section 2.1.4 from time to time); it being acknowledged and agreed that at no time can the aggregate of all Maximum Country Facility Amounts exceed the Maximum Facility Amount in effect at such time.

Maximum U.S. Facility Amount: on any date of determination, the lesser of (i) the U.S. Revolver Commitments on such date and (ii) $340,000,000 (or (x) $390,000,000 solely during the Increased Commitment Period and (y) such greater or lesser amount after giving effect to any increases or reductions in the Commitments and/or the U.S. Revolver Commitments pursuant to and in accordance with Section 2.1.4 and increases in the Commitments and/or the U.S. Revolver Commitments pursuant to and in accordance with Section 2.1.7 from time to time); it being acknowledged and agreed that at no time can the aggregate of all Maximum Country Facility Amounts exceed the Maximum Facility Amount in effect at such time.

(d) Section 2.1.4(b)(i) of the Loan Agreement is hereby amended by replacing the word “So” at the beginning of the first sentence thereof with the words: “Other than during the Increased Commitment Period, and so”.

(e) Section 2.1.4(c)(i) of the Loan Agreement is hereby amended by replacing the word “So” at the beginning of the first sentence thereof with the words: “Other than during the Increased Commitment Period, and so”.

(f) Section 2.1.4(c)(iii)(B) of the Loan Agreement is hereby amended by replacing the figure “$10,000,000” appearing in clause (2) thereof with the figure “5,000,000”.

(g) Section 2.1.7 of the Loan Agreement is hereby amended by replacing the word “Borrowers” at the beginning of the first sentence thereof with the words “Other than during the Increased Commitment Period, Borrowers”.

(h) Section 13.3.1(b) of the Loan Agreement is hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding the foregoing, the Increased Commitment Amount of Bank of America, N.A.’s U.S. Revolver Commitment during the Increased Commitment Period shall be disregarded for purposes of this Section 13.3.1(b).

(i) Schedule 1.1 to the Loan Agreement is hereby amended and restated in its entirety with Schedule 1.1 attached hereto as Exhibit A (the “Amended Commitment Schedule”). The Loan Parties, Lenders, and the Agent acknowledge and agree that the Amended Commitment Schedule reflects the allocation of the Commitments pursuant to Section 2.1.4(c) of the Loan Agreement as of the date of this Amendment after giving effect to the Seventh Amendment Reallocation (as defined in Section 2).

2. Reallocation of Maximum Country Facility Amounts. The Borrower Agent hereby elects, pursuant to Section 2.1.4(c) of the Loan Agreement, to reallocate the Maximum Country Facility amounts as set forth in the Amended Commitment Schedule (the “Seventh Amendment Reallocation”). The Borrower Agent, Lenders and the Agent hereby acknowledge and agree that (a) the conditions and deliveries required by clauses (A) and (B) of Section 2.1.4(c)(i) of the Loan Agreement with respect to the Seventh Amendment Reallocation shall be deemed satisfied by the execution and delivery by the Loan Parties of this Amendment, and (b) the Seventh Amendment Reallocation shall be effective concurrently with the effectiveness of this Amendment in accordance with Section 3.

3. Effectiveness of this Amendment. Each of the following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment, duly executed by Agent, each Obligor and the Required Lenders.

(b) Certificate. Parent shall have delivered a certificate to Agent certifying that: (i) the representations and warranties set forth herein are true and correct in all material respects on and as of the date of the effectiveness of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) and (ii) no event has occurred and is continuing on the date of the effectiveness of this Amendment that constitutes an Event of Default.

4. Representations and Warranties. Each Obligor represents and warrants as follows, as of the effective date of this Amendment:

(a) Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate, limited liability company or other equivalent action and no other corporate, limited liability company or other equivalent proceedings are necessary on the part of the Obligors to consummate such transactions.

(b) Due Execution; Enforceability. This Amendment has been duly executed and delivered by each Obligor that is a party hereto. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(d) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by any Obligor of this Amendment except for such approvals, consents, exemptions, authorizations, actions, notices and filings which have been obtained, taken, given or made and are in full force and effect.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal law of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

6. Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent and Secured Parties of a manually signed paper Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement or any other Loan Document shall mean and refer to such agreement as amended, modified or supplemented by this Amendment.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders in accordance with their terms.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

8. Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

9. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

10. Effectiveness; Binding Effect. For the avoidance of doubt, upon the effectiveness of this Amendment in accordance with its terms, this Amendment shall be binding upon each Lender and its respective successors and assigns.

11. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

TOPGOLF CALLAWAY BRANDS CORP. (formerly known as Callaway Golf Company), a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Executive Vice President and Chief Financial Officer

Address for Borrower Agent:

Topgolf Callaway Brands Corp.

2180 Rutherford Road

Carlsbad, CA 92008

Attention: Brian P. Lynch

Telephone: (760) 804-4056

Email: Brian.Lynch@callawaygolf.com

With a copy to:

Latham & Watkins LLP

355 South Grand Avenue, Suite 100

Los Angeles, CA 90071-1560

Attention: Kenneth D. Askin

Facsimile: (213) 891-8507

Email: kenneth.askin@lw.com

CALLAWAY GOLF SALES COMPANY,
a California corporation

By:	/s/ Glenn Hickey
Name:	Glenn Hickey
Title:	President

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Mark F. Leposky
Name:	Mark F. Leposky
Title:	President

OGIO INTERNATIONAL, INC.,
a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President and Treasurer

TRAVISMATHEW, LLC,
a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Vice President

CALLAWAY GOLF INTERACTIVE, INC.
a Texas corporation

By:	/s/ Glenn Hickey
Name:	Glenn Hickey
Title:	President

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF EU B.V.,
a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

CALLAWAY GERMANY HOLDCO GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Richard William Collier
Name:	Richard William Collier
Title:	Director

By:	/s/ Andre Alexander Grube
Name:	Andre Alexander Grube
Title:	Director

JW STARGAZER HOLDING GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Richard William Collier
Name:	Richard William Collier
Title:	Managing Director

By:	/s/ Andre Alexander Grube
Name:	Andre Alexander Grube
Title:	Managing Director

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

SKYRAGER GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Richard William Collier
Name:	Richard William Collier
Title:	Managing Director

By:	/s/ Andre Alexander Grube
Name:	Andre Alexander Grube
Title:	Managing Director

JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA,
a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany, acting through its managing partner, SKYRAGER GMBH

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Jennifer Thomas
Name:	Jennifer Thomas
Title:	Director

JACK WOLFSKIN RETAIL GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Richard William Collier
Name:	Richard William Collier
Title:	Managing Director

By:	/s/ Andre Alexander Grube
Name:	Andre Alexander Grube
Title:	Managing Director

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a U.S. Lender

By:	/s/ Jennifer Tang
Name:	Jennifer Tang
Title:	SVP

Address:

Bank of America, N.A.

520 Newport Center Drive, Ste. 900

Newport Beach, CA 92660

Attn: Jennifer Tang

EMail: jennifer.tang@bofa.com

Telecopy: (415) 228-5278

With a copy to:

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, California 90071-3132

Attn: Marshall Stoddard, Jr., Esq.

EMail:marshall.stoddard@morganlewis.com

Telecopy: (213) 612-2501

BANK OF AMERICA, N.A.
(acting through its London branch), as a U.K./Dutch Lender and a German Lender

By:	/s/ Jennifer Tang
Name:	Jennifer Tang
Title:	SVP

Address: On File with Agent

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

Address:

Bank of America, N.A.

181 Bay Street, Suite 400

Toronto, ON M5J 2V8

Attn: Sylwia Durkiewicz

E-Mail: sylwia.durkiewicz@bofa.com

Telecopy: (312) 453-4041

With a copy to:

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, California 90071-3132

Attn: Marshall Stoddard, Jr., Esq.

EMail: marshall.stoddard@morganlewis.com

Telecopy: (213) 612-2501

[Signature Page to Seventh Amendment to

Fourth Amended and Restated Loan and Security Agreement]

MUFG BANK, LTD., as a U.S. Lender, a Canadian Lender, a U.K./Dutch Lender and a German Lender

By:	/s/ Paul M. Angland
Name:	Paul M. Angland
Title:	Director

Address: On File with Agent

TRUIST BANK, as a U.S. Lender, a Canadian Lender, a U.K./Dutch Lender and a German Lender

By:	/s/ Jonathan Keegan
Name:	Jonathan Keegan
Title:	Vice President

Address: On File with Agent

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director
Address: On File with Agent

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer
Address: On File with Agent

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a U.K./Dutch Lender and a German Lender

By:	/s/ Graeme Syme
Name:	Graeme Syme
Title:	Executive Director
Address: On File with Agent